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                                                                      EXHIBIT 23


                                CONSENT OF INDEPENDENT
                             CERTIFIED PUBLIC ACCOUNTANTS



Photogen Technologies, Inc.
Knoxville, Tennessee

We hereby consent to the use in this Form 10-SB of our report dated July 9, 1997, relating to the consolidated financial statements of Photogen Technologies, Inc., which is contained in that Form 10-SB.



                                  /s/ BDO SEIDMAN, LLP

Chicago, Illinois
December 22, 1997